Exhibit 770
Kemper Horizon Funds
Form N-SAR for the period ended 1/31/98
File No. 811-7365

Kemper Horizon 20+ Portfolio

Offering Date: 10/28/97
Description of Security: Casella Waste Systems, Inc.
Total Amount of Underwriting: 4,000,000 Shares
Name of Fund: Kemper Horizon 20+ Portfolio
Amount Purchased: 2,100 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.8%
Amount Purchased 3% Limit (2): 0.1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corp., Oppenheimer
& Co., Inc., BT Alex. Brown Inc., PaineWebber Inc., Smith
Barney Inc., Wasserstein Perella Securities, Inc., Moors &
Cabot, Inc., Advest, Inc., Robert W. Baird & Co. Inc.,
First Analysis Securities Corp., GS2 Securities, Inc.,
Interstate/Johnson Lane Corp., Raymond James & Associates,
Inc., Tucker Anthony Inc., Van Kasper & Co.



Offering Date: 11/03/97
Description of Security: AMF Bowling, Inc.
Total Amount of Underwriting: 13,500,000 Shares
Name of Fund: Kemper Horizon 20+ Portfolio
Amount Purchased: 700 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 0.1%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Morgan Stanley, Dean Witter, Discover and Co., Cowen &
Co., Schroder & Co. Inc., A.G. Edwards & Sons, Inc.,
Everen Securities, Inc., CIBC Oppenheimer Corp.,
PaineWebber Inc., Salomon Brothers Inc., Smith Barney
Inc., Wasserstein Perella Securities, Inc., Wheat First
Butcher Singer, Advest, Inc., Dain Bosworth Inc.,
Davenport & Company LLC, Interstate/Johnson Lane Corp.,
Jefferies & Company, Inc., Edward D. Jones & Co., McDonald
& Company Securities, Inc., Principal Financial
Securities, Inc., Raymond James & Associates, Inc., Roney
& Co., LLC, Scott & Stringfellow, Inc., Stephens Inc.,
Tucker Anthony Inc.
Offering Date: 11/19/97
Description of Security: Noble International, Ltd.
Total Amount of Underwriting: 3,300,000 Shares
Name of Fund: Kemper Horizon 20+ Portfolio
Amount Purchased: 1,400 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.2%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: BlueStone Capital Partners, L.P.
Underwriting syndicates members: BlueStone Capital
Partners, L.P., Rodman & Renshaw, Inc., Allen & Company
Inc., Arnhold and S. Bleichroeder, Inc., C.E. Unterberg,
Towbin, Cleary Gull Reiland & McDevitt Inc., Cowen & Co.,
Dain Bosworth Inc., Everen Securities, Inc., Fahnestock &
Co. Inc., Ferris, Baker Watts, Inc., Gabelli & Company,
Inc., Gerard Klauer Mattison & Co., Inc., Janney
Montgomery Scott Inc., Jefferies & Company, Inc.,
Ladenburg Thalmann & Co., Inc., Mesirow Financial, Inc.,
Needham & Company, Inc., Pacific Crest Securities, Inc.,
Sanders Morris Mundy, Scott & Stringfellow, Inc., Stifel,
Nicolaus & Company, Inc., Van Kasper & Company, Oscar
Gruss & Son Inc., Trautman Kramer & Company, Inc., Value
Investing Partners, Inc., Werbel-Roth Securities Inc.


Kemper Horizon 10+ Portfolio


Offering Date: 10/28/97
Description of Security: Casella Waste Systems, Inc.
Total Amount of Underwriting: 4,000,000 Shares
Name of Fund: Kemper Horizon 10+ Portfolio
Amount Purchased: 2,100 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.8%
Amount Purchased 3% Limit (2): 0.1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corp., Oppenheimer
& Co., Inc., BT Alex. Brown Inc., PaineWebber Inc., Smith
Barney Inc., Wasserstein Perella Securities, Inc., Moors &
Cabot, Inc., Advest, Inc., Robert W. Baird & Co. Inc.,
First Analysis Securities Corp., GS2 Securities, Inc.,
Interstate/Johnson Lane Corp., Raymond James & Associates,
Inc., Tucker Anthony Inc., Van Kasper & Co.



Offering Date: 11/03/97
Description of Security: AMF Bowling, Inc.
Total Amount of Underwriting: 13,500,000 Shares
Name of Fund: Kemper Horizon 10+ Portfolio
Amount Purchased: 600 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 0.1%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Morgan Stanley, Dean Witter, Discover and Co., Cowen &
Co., Schroder & Co. Inc., A.G. Edwards & Sons, Inc.,
Everen Securities, Inc., CIBC Oppenheimer Corp.,
PaineWebber Inc., Salomon Brothers Inc., Smith Barney
Inc., Wasserstein Perella Securities, Inc., Wheat First
Butcher Singer, Advest, Inc., Dain Bosworth Inc.,
Davenport & Company LLC, Interstate/Johnson Lane Corp.,
Jefferies & Co., Inc., Edward D. Jones & Co., McDonald &
Company Securities, Inc., Principal Financial Securities,
Inc., Raymond James & Associates, Inc., Roney & Co., LLC,
Scott & Stringfellow, Inc., Stephens Inc., Tucker Anthony
Inc.



Offering Date: 11/19/97
Description of Security: Noble International, Ltd.
Total Amount of Underwriting: 3,300,000 Shares
Name of Fund: Kemper Horizon 10+ Portfolio
Amount Purchased: 1,200 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.2%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: BlueStone Capital Partners, L.P.
Underwriting syndicates members: BlueStone Capital
Partners, L.P., Rodman & Renshaw, Inc., Allen & Company
Inc., Arnhold and S. Bleichroeder, Inc., C.E. Unterberg,
Towbin, Cleary Gull Reiland & McDevitt Inc., Cowen & Co.,
Dain Bosworth Inc., Everen Securities, Inc., Fahnestock &
Co. Inc., Ferris, Baker Watts, Inc., Gabelli & Company,
Inc., Gerard Klauer Mattison & Co., Inc., Janney
Montgomery Scott Inc., Jefferies & Company, Inc.,
Ladenburg Thalmann & Co., Inc., Mesirow Financial, Inc.,
Needham & Company, Inc., Pacific Crest Securities, Inc.,
Sanders Morris Mundy, Scott & Stringfellow, Inc., Stifel,
Nicolaus & Company, Inc., Van Kasper & Company, Oscar
Gruss & Son Inc., Trautman Kramer & Company, Inc., Value
Investing Partners, Inc., Werbel-Roth Securities Inc.
Kemper Horizon 5+ Portfolio


Offering Date: 10/28/97
Description of Security: Casella Waste Systems, Inc.
Total Amount of Underwriting: 4,000,000 Shares
Name of Fund: Kemper Horizon 5+ Portfolio
Amount Purchased: 700 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.8%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corp., Oppenheimer
& Co., Inc., BT. Alex Brown Inc., PaineWebber Inc., Smith
Barney Inc., Wasserstein Perella Securities, Inc., Moors &
Cabot, Inc., Advest, Inc., Robert W. Baird & Co. Inc.,
First Analysis Securities Corp., GS2 Securities, Inc.,
Interstate/Johnson Lane Corp., Raymond James & Associates,
Inc., Tucker Anthony Inc., Van Kasper & Co.


Offering Date: 11/03/97
Description of Security: AMF Bowling, Inc.
Total Amount of Underwriting: 13,500,000 Shares
Name of Fund: Kemper Horizon 5+ Portfolio
Amount Purchased: 200 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 0.1%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Morgan Stanley, Dean Witter, Discover and Co., Cowen &
Co., Schroder & Co. Inc., A.G. Edwards & Sons, Inc.,
Everen Securities, Inc., CIBC Oppenheimer Corp.,
PaineWebber Inc., Salomon Brothers Inc., Smith Barney
Inc., Wasserstein Perella Securities, Inc., Wheat First
Butcher Singer, Advest, Inc., Dain Bosworth Inc.,
Davenport & Company LLC, Interstate/Johnson Lane Corp.,
Jefferies & Company, Inc., Edward D. Jones & Co., McDonald
& Company Securities, Inc., Principal Financial
Securities, Inc., Raymond James & Associates, Inc., Roney
& Co., LLC, Scott & Stringfellow, Inc., Stephens Inc.,
Tucker Anthony Inc.




Offering Date: 11/19/97
Description of Security: Noble International, Ltd.
Total Amount of Underwriting: 3,300,000 Shares
Name of Fund: Kemper Horizon 5+ Portfolio
Amount Purchased: 400 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.2%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: BlueStone Capital Partners, L.P.
Underwriting syndicates members: BlueStone Capital
Partners, L.P., Rodman & Renshaw, Inc., Allen & Company
Inc., Arnhold and S. Bleichroeder, Inc., C.E. Unterberg,
Towbin, Cleary Gull Reiland & McDevitt Inc., Cowen & Co.,
Dain Bosworth Inc., Everen Securities, Inc., Fahnestock &
Co. Inc., Ferris, Baker Watts, Inc., Gabelli & Company,
Inc., Gerard Klauer Mattison & Co., Inc., Janney
Montgomery Scott Inc., Jefferies & Company, Inc.,
Ladenburg Thalmann & Co., Inc., Mesirow Financial, Inc.,
Needham & Company, Inc., Pacific Crest Securities, Inc.,
Sanders Morris Mundy, Scott & Stringfellow, Inc., Stifel,
Nicolaus & Company, Inc., Van Kasper & Company, Oscar
Gruss & Son Inc., Trautman Kramer & Company, Inc., Value
Investing Partners, Inc., Werbel-Roth Securities Inc.







(1) The amount purchased may not be greater than 4% of the total principal amount of an issue. Percentage applies to all Funds purchasing shares.

(2) The amount purchased may not be greater than 3% of the Funds total assets.